                                                                  Exhibit 10(nn)

                      JOINDER TO REVOLVING CREDIT AGREEMENT

     This JOINDER TO REVOLVING CREDIT AGREEMENT ("Joinder Agreement") is made
                                                  -----------------
and entered into as of this 16/th/ day of August, 2001 by COMMERZBANK AG, New YORK AND GRAND CAYMAN BRANCHES (the "Joining Lender") for the benefit of the
                                     --------------
Borrower, the Co-Arrangers and the Lenders under that certain Revolving Credit Agreement dated as of July 31, 2000 (the "Credit Agreement") among GGP Limited
                                          ----------------
Partnership, GGPLP L.L.C., Bank of America, N.A., U.S. Bank National Association, Dresdner Bank AG, New York and Grand Cayman Branches, and the institutions from time to time parties thereto as Lenders. Capitalized terms used and not otherwise defined in this Joinder Agreement shall have the respective meanings ascribed to them in the Credit Agreement.

          Pursuant to Section 3.2 of the Credit Agreement, the Joining Lender hereby joins in and becomes a party to the Credit Agreement and the other Loan Documents, and assumes all of the obligations of a Lender thereunder, all upon and subject to the terms and conditions set forth in the said Section 3.2, and with the effect as provided therein.

          In witness of the foregoing, the Joining Lender has executed and delivered this Joinder Agreement to the Borrower, the Co-Arrangers and the Lenders as of the day and year first set forth above.

JOINING LENDER:                  COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
--------------
                                 BRANCHES

                                 By: /s/ Douglas P. Traynor /s/ David Buettner
                                     -----------------------------------------

                                 Name:  Douglas P. Traynor  David Buettner
                                        ------------------------------------

                                 Title: Senior Vice President  Assisant V.P.
                                        ------------------------------------


Revolving Credit Commitment:     Notice Address, Domestic Lending Office and
                                 -------------------------------------------
$25,000,000                      Eurodollar Lending Office:
                                 -------------------------

                                 Commerzbank AG, New York
                                   and Grand Cayman Branches
                                 Two World Financial Center
                                 New York, New York 10281
                                 Attention: Douglas Traynor
                                 Telephone: (212) 266-7569
                                 Facsimile: (212) 266-7565

                     CONSENT TO JOINDER AND ACKNOWLEDGEMENT

     Pursuant to and as required by Section 3.1 of the Credit Agreement, the Co-Arrangers and the Borrower hereby consent to, and the undersigned Lenders consent to, the joinder of the Joining Lender pursuant to the foregoing Joinder Agreement, and to the increase in the Maximum Aggregate Commitment Amount resulting therefrom, which Maximum Aggregate Commitment Amount, after giving effect to the foregoing Joinder Agreement, is acknowledged to be $185,000,000.

BORROWER:                               GGPLP L.L.C., a Delaware limited
--------
                                        liability company

                                        By: GGP LIMITED PARTNERSHIP, a Delaware
                                            limited partnership, its sole
                                            managing member

                                            By: GENERAL GROWTH PROPERTIES, INC.,
                                                a Delaware corporation, its sole
                                                general partner


                                                By: /s/ Bernard Freibaum
                                                    ----------------------------
                                                Name:  Bernard Freibaum
                                                Title: Executive Vice President

                                        GGP LIMITED PARTNERSHIP, a Delaware
                                        limited partnership

                                        By: GENERAL GROWTH PROPERTIES, INC., a
                                            Delaware corporation, its sole
                                            general partner


                                            By: /s/ Bernard Freibaum
                                                --------------------------------
                                                Name:  Bernard Freibaum
                                                Title: Executive Vice President

SYNDICATION AGENT AND LENDER:              U.S. BANK NATIONAL ASSOCIATION, a
----------------------------
                                           national banking association


                                           By: /s/ John M. Solis
                                               ---------------------------------
                                           Name:  John M. Solis
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------


ADMINISTRATIVE AGENT AND LENDER:           BANK OF AMERICA, N.A., a national
-------------------------------
                                           banking association


                                           By: /s/ Ronald B. Phemister
                                               ---------------------------------
                                           Name:  Ronald B. Phemister
                                                  ------------------------------
                                           Title: Principal
                                                  ------------------------------


DOCUMENTATION AGENT AND LENDER:            DRESDNER BANK AG, NEW YORK AND GRAND
------------------------------
                                           CAYMAN BRANCHES


                                           By: /s/ Maureen Slentz
                                               ---------------------------------
                                           Name:  Maureen Slentz
                                                  ------------------------------

                                           Title: Director
                                                  ------------------------------

                                           By: /s/ Curt Steiner
                                               ---------------------------------
                                           Name:  Curt Steiner
                                                  ------------------------------

                                           Title: Associate
                                                  ------------------------------

LENDER:                                          BAYERISCHE Hypo-und
------
                                                 Vereinsbank, NEW YORK BRANCH



                                                 By: /s/ Meggan W. Walsh
                                                     ---------------------------
                                                 Name:  Meggan W. Walsh
                                                        ------------------------
                                                 Title: Managing Director
                                                        ------------------------


                                                 By: /s/ Jessica W. Munzel
                                                     ---------------------------
                                                 Name:  Jessica W. Munzel
                                                        ------------------------
                                                 Title: Associate Director
                                                        ------------------------